EXHIBIT 99.1
Blueprint AI Drives Pega Cloud Momentum in Q1 2026
•Pega Cloud Annual Contract Value (ACV) increases 29% year over year (27% in constant currency)
•ACV grows 12% year over year (11% in constant currency)
•Cash flow from operations and free cash flow both exceed $200M

WALTHAM, Mass. — April 21, 2026 — Pegasystems Inc. (NASDAQ: PEGA), the Enterprise Transformation Company™, released its financial results for the first quarter of 2026.
“Pega’s Blueprint AI helps enterprises reimagine their businesses while Pega’s powerful workflow engine provides the harness that ensures predictable outcomes,” said Alan Trefler, founder and CEO, Pegasystems. “We continue to be differentiated in the market and of great value as enterprises recognize the need for a sustainable AI architecture.”
“As enterprises move past the experimental phase of AI and demand real ROI, Pega's proven ability to generate measurable value allows us to showcase the financial impact we provide to our clients," said Ken Stillwell, COO and CFO, Pegasystems. "This positions us well to drive ACV growth and expand cash flow margins.”
Financial and performance metrics (1)

Total ACV Growth 12% (11% Constant Currency)
Pega Cloud ACV Growth 29% (27% Constant Currency)
$1,445M
$1,622M
1,500M
1,000M
500M
0M
$744
$701
$715
$907
March 31, 2025
March 31, 2026
Pega Cloud ACV

Reconciliation of ACV and Constant Currency ACV

(in millions, except percentages)	March 31, 2025	March 31, 2026	1-Year Change
ACV	$1,445	$1,622	12%
Impact of changes in foreign exchange rates	—	(24)
Constant currency ACV	$1,445	$1,598	11%
Note: Constant currency ACV is calculated by applying the March 31, 2025 foreign exchange rates to current period shown.

(1) Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.

EXHIBIT 99.1
(continued)
Cash Flow Growth

(Dollars in thousands, except per share amounts)	Three Months Ended March 31,
	2026	2025	Change
Total revenue	$429,973	$475,633	(10)%
Net income - GAAP	$32,764	$85,422	(62)%
Net income - non-GAAP	$83,068	$140,542	(41)%
Diluted earnings per share - GAAP	$0.18	$0.46	(61)%
Diluted earnings per share - non-GAAP	$0.46	$0.76	(39)%

(Dollars in thousands)	Three Months Ended March 31,				Change
	2026		2025
Pega Cloud	$205,031	48%	$151,123	32%	$53,908	36%
Maintenance	75,317	17%	76,368	16%	(1,051)	(1)%
Subscription services	280,348	65%	227,491	48%	52,857	23%
Subscription license	94,852	22%	187,721	39%	(92,869)	(49)%
Subscription	375,200	87%	415,212	87%	(40,012)	(10)%
Consulting	54,773	13%	60,421	13%	(5,648)	(9)%
Total revenue	$429,973	100%	$475,633	100%	$(45,660)	(10)%
Quarterly conference call
A conference call and audio-only webcast will be conducted at 8:00 a.m. EDT on Wednesday, April 22, 2026.
Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1 (800) 715-9871 (domestic) or 1 (646) 307-1963 (international) and using Conference ID 9410633, or via https://events.q4inc.com/attendee/156449953 by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.

Discussion of non-GAAP financial measures
Our non-GAAP financial measures should only be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We believe that these measures help investors understand our core operating results and prospects, which is consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. Management uses these measures to assess the performance of the company's operations and establish operational goals and incentives. They are not a substitute for financial measures prepared under U.S. GAAP. Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements about the growth and development of our business and market.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, positions, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the successful execution of investments in artificial intelligence;
•the timing of revenue recognition;
•variation in demand for our products and services;
•reliance on key personnel;
•potential legal and financial liabilities, as well as damage to our reputation, due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims, and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our ongoing litigation with Appian Corp. and associated legal proceedings;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2025, and other filings we make with the SEC.
Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise.
Any forward-looking statements in this press release represent our views as of April 21, 2026.

About Pegasystems
Pega provides the leading AI-powered platform for enterprise transformation. The world’s most influential organizations trust our technology to reimagine how work gets done by automating workflows, personalizing customer experiences, and modernizing legacy systems. Since 1983, our scalable, flexible architecture has fueled continuous innovation, helping clients accelerate their path to the autonomous enterprise. Ready to Build for Change®? Visit www.pega.com.
Press contact:
Lisa Pintchman
VP, Corporate Communications
lisapintchman.rogers@pega.com
617-866-6022

Investor contact:
Peter Welburn
VP, Corporate Development & Investor Relations
PegaInvestorRelations@pega.com
617-498-8968
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025
Revenue
Subscription services	$280,348	$227,491
Subscription license	94,852	187,721
Consulting	54,773	60,421
Total revenue	429,973	475,633
Cost of revenue
Subscription services	49,449	38,128
Subscription license	471	388
Consulting	56,834	63,934
Total cost of revenue	106,754	102,450
Gross profit	323,219	373,183
Operating expenses
Selling and marketing	155,603	138,069
Research and development	82,047	74,286
General and administrative	48,573	33,828
Restructuring	(153)	11
Total operating expenses	286,070	246,194
Income from operations	37,149	126,989
Foreign currency transaction gain (loss)	1,850	(5,325)
Interest income	2,954	5,335
Interest expense	(44)	(1,027)
(Loss) on capped call transactions	—	(223)
Other (loss) income, net	(2,204)	561
Income before provision for income taxes	39,705	126,310
Provision for income taxes	6,941	40,888
Net income	$32,764	$85,422
Earnings per share
Basic	$0.19	$0.50
Diluted	$0.18	$0.46
Weighted-average number of common shares outstanding
Basic	168,817	171,804
Diluted	178,841	188,826

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$269,962	$212,447
Marketable securities	203,992	213,352
Total cash, cash equivalents, and marketable securities	473,954	425,799
Accounts receivable, net	173,856	264,713
Unbilled receivables, net	142,057	166,478
Other current assets	114,010	121,305
Total current assets	903,877	978,295
Long-term unbilled receivables, net	87,459	102,544
Goodwill	81,380	81,506
Long-term deferred income taxes	174,251	175,472
Other long-term assets	304,031	294,027
Total assets	$1,550,998	$1,631,844
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$14,206	$12,924
Accrued expenses	79,464	44,847
Accrued compensation and related expenses	67,222	148,797
Deferred revenue	557,449	509,275
Other current liabilities	25,061	21,935
Total current liabilities	743,402	737,778
Long-term operating lease liabilities	57,075	60,825
Other long-term liabilities	44,606	45,860
Total liabilities	845,083	844,463
Total stockholders’ equity	705,915	787,381
Total liabilities and stockholders’ equity	$1,550,998	$1,631,844

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2026	2025
Net income	$32,764	$85,422
Adjustments to reconcile net income to cash provided by operating activities
Non-cash items	68,681	70,409
Change in operating assets and liabilities, net	110,806	48,397
Cash provided by operating activities	212,251	204,228
Cash provided by investing activities	2,760	261,895
Cash (used in) financing activities	(154,163)	(575,986)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,898)	3,570
Net increase (decrease) in cash, cash equivalents, and restricted cash	57,950	(106,293)
Cash, cash equivalents, and restricted cash, beginning of period	216,360	341,529
Cash, cash equivalents, and restricted cash, end of period	$274,310	$235,236

PEGASYSTEMS INC.
RECONCILIATION OF SELECTED GAAP AND NON-GAAP MEASURES
(in thousands, except percentages and per share amounts)

	Three Months Ended March 31,
	2026	2025	Change
Net income - GAAP	$32,764	$85,422	(62)%
Stock-based compensation (1)	45,815	41,425
Legal fees	19,964	6,544
Amortization of intangible assets	783	701
Restructuring	(153)	11
Foreign currency transaction (gain) loss	(1,850)	5,325
Interest on convertible senior notes	—	394
Capped call transactions	—	223
Other	2,233	(751)
Income taxes (2)	(16,488)	1,248
Net income - non-GAAP	$83,068	$140,542	(41)%

Diluted earnings per share - GAAP	$0.18	$0.46	(61)%
non-GAAP adjustments	0.28	0.30
Diluted earnings per share - non-GAAP	$0.46	$0.76	(39)%

Diluted weighted-average number of common shares outstanding - GAAP	178,841	188,826	(5)%
Capped call transactions	—	(4,850)
Diluted weighted-average number of common shares outstanding - non-GAAP	178,841	183,976	(3)%

Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Restructuring: We have excluded restructuring from our non-GAAP financial measures. Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as these amounts are not representative of our core business operations and ongoing operational performance.
•Foreign currency transaction (gain) loss: We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Interest on convertible senior notes: In February 2020, we issued convertible senior notes (the “Notes”), due March 1, 2025, in a private placement. The Notes accrued interest at an annual rate of 0.75%, paid semi-annually in arrears on March 1 and September 1. The outstanding Notes were repaid in their entirety at maturity. We believe that excluding the amortization of issuance costs provides a useful comparison of our operational performance in different periods.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions were expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.

•Other: We have excluded gains and losses from our venture investments. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Diluted weighted-average number of common shares outstanding:
•Capped call transactions: In periods of GAAP net income, the shares calculated by applying the if-converted method related to our Notes are included in the diluted weighted-average shares outstanding if they are dilutive. The capped call transactions were expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe that including the expected impact of the capped call transactions in our non-GAAP financial measures provides a useful comparison of our operational performance in different periods.
(1) Stock-based compensation:

	Three Months Ended March 31,
(Dollars in thousands)	2026	2025
Cost of revenue	$7,876	$7,823
Selling and marketing	18,454	15,781
Research and development	10,019	8,385
General and administrative	9,466	9,436
	$45,815	$41,425
Income tax benefit	$(9,164)	$(587)
(2) Effective income tax rates:

	Three Months Ended March 31,
	2026	2025
GAAP	17%	32%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including our stock-based compensation plans, research and development tax credits, and the valuation allowance on our deferred tax assets in the U.S. and U.K. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including historical and forecasted earnings by jurisdiction, discrete items, and ability to realize tax assets. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan’s effective income tax rate as established at the beginning of each year, given tax rate volatility.

PEGASYSTEMS INC.
RECONCILIATION OF FREE CASH FLOW (1) AND OTHER METRICS
(in thousands, except percentages)

	Three Months Ended March 31,		Change
	2026	2025
Cash provided by operating activities	$212,251	204,228	4%
Investment in property and equipment	(5,726)	(1,880)
Free cash flow (1)	$206,525	$202,348	2%

Supplemental information (2)
Legal fees	$2,801	$2,413
Restructuring	6,711	1,184
Interest paid on convertible senior notes	—	1,754
Income taxes, net of refunds	5,233	4,102
	$14,745	$9,453
(1) Our non-GAAP free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities and equipment. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP.
(2) The supplemental information discloses items that affect our cash flows and are considered by management not to be representative of our core business operations and ongoing operational performance.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business.
•Restructuring: Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities.
•Interest paid on convertible senior notes: In February 2020, we issued the Notes, due March 1, 2025, in a private placement. The Notes accrued interest at an annual rate of 0.75%, paid semi-annually in arrears on March 1 and September 1. The outstanding Notes were repaid in their entirety at maturity.
•Income taxes, net of refunds: Direct income taxes paid net of refunds received.
PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors.

	March 31, 2026	March 31, 2025	Change		Constant Currency Change
Pega Cloud	$906,652	$701,311	$205,341	29%	27%
Maintenance	276,834	298,422	(21,588)	(7)%	(8)%
Subscription services	1,183,486	999,733	183,753	18%	16%
Subscription license	438,514	445,677	(7,163)	(2)%	(2)%
	$1,622,000	$1,445,410	$176,590	12%	11%

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of March 31, 2026:

	Subscription services		Subscription license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$709,105	$212,262	$64,878	$42,884	$1,029,129	51%
1-2 years	384,966	77,207	1,402	3,758	467,333	23%
2-3 years	213,496	53,806	11,150	1,378	279,830	14%
Greater than 3 years	204,057	28,945	1,013	430	234,445	12%
	$1,511,624	$372,220	$78,443	$48,450	$2,010,737	100%
% of Total	75%	19%	4%	2%	100%
Change since March 31, 2025
	$260,513	$(12,178)	$33,260	$643	$282,238
	21%	(3)%	74%	1%	16%
As of March 31, 2025:

	Subscription services		Subscription license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$572,341	$229,180	$33,519	$45,320	$880,360	50%
1-2 years	331,572	73,500	3,718	2,291	411,081	24%
2-3 years	161,259	37,779	731	144	199,913	12%
Greater than 3 years	185,939	43,939	7,215	52	237,145	14%
	$1,251,111	$384,398	$45,183	$47,807	$1,728,499	100%
% of Total	72%	22%	3%	3%	100%

PEGASYSTEMS INC.
RECONCILIATION OF GAAP BACKLOG AND CONSTANT CURRENCY BACKLOG
(in millions, except percentages)

	March 31, 2025	March 31, 2026	1 Year Growth Rate
Backlog - GAAP	$1,728	$2,011	16%
Impact of changes in foreign exchange rates	—	(38)
Constant currency backlog	$1,728	$1,973	14%
Note: Constant currency backlog is calculated by applying the March 31, 2025 foreign exchange rates to current period shown.